                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                           ________________________

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)        December 15, 1998
                                                 ---------------------------


The Money Store Home Improvement Loan Backed Certificates, Series 1998_I and the Originators as listed below under a Pooling and Servicing Agreement dated as of August 31, 1998 providing for the issuance of The Money Store Home Improvement Loan Backed Certificates, Series 1998-I

                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                       The Money Store/ Minnesota Inc.
                       The Money Store/ Kentucky Inc.
                       The Money Store/ D.C. Inc.
                       --------------------------
            (Exact name of registrant as specified in its charter)


New Jersey                                                 Applied For
----------                                                 -----------

State or other            (Commission                 (IRS Employer
jurisdiction of           File Number)                ID Number)
incorporation)            333-20817


2840  Morris  Avenue,  Union,  New  Jersey   07083
------------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                  (908) 686-2000
                                                      --------------
                                   n/a
-------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5         OTHER EVENTS
               ------------

     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the December 15, 1998 Remittance Date.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.





                                                   THE MONEY STORE INC.


                                                   By: /s/ Harry Puglisi
                                                   ---------------------------
                                                           Harry Puglisi
                                                             Treasurer




          Dated:        12/31/98

                            SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF AUGUST 31, 1998, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE HOME IMPROVEMENT TRUST1998-I FOR THE DECEMBER 10, 1998 DETERMINATION DATE.

1.  AGGREGATE AMOUNT RECEIVED                                                                                   $     4,262,799.23


    LESS: SERVICE FEE                                                                                                    37,327.15
               CONTINGENCY FEE                                                                                           37,327.15
               OTHER SERVICER FEES (Late Charges / Escrow)                                                                8,486.91
               UNREIMBURSED MONTHLY ADVANCES                                                                                  0.00
                                                                                                               -------------------

                                                                                                                         83,141.21
    PLUS: MONTHLY ADVANCE - INCLUDING
                    COMPENSATING INTEREST                                                                               104,509.88
               PRE-FUNDING ACCOUNT TRANSFER                                                                                   0.00
               CAPITALIZED INTEREST ACCOUNT TRANSFER                                                                          0.00
                                                                                                                ------------------

                                                                                                                        104,509.88
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                                                                   0.00

                                                                                                                                 -
     AVAILABLE REMITTANCE AMOUNT (I-2)                                                                                4,284,167.90
                                                                                                               ===================


2.  (A) CLASS AH PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                                        148,320,344.02

    (B) CLASS MH-1PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                                         16,750,000.00

    (C) CLASS MH-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                                         15,250,000.00

    (D) CLASS BH PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                                         12,750,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
     CLASS AH                                                                                                         3,379,434.11
     CLASS MH-1                                                                                                               0.00
     CLASS MH-2                                                                                                               0.00
     CLASS BH                                                                                                                 0.00

  TOTAL  PRINCIPAL DISTRIBUTION AMOUNT:                                                                               3,379,434.11

4.  THE AMOUNT ON DEPOSIT IN THE SPREAD ACCOUNT AND
    THE SUPPLEMENTAL ACCOUNT
    (A) BEFORE ALL DISTRIBUTIONS ARE MADE                                                                                     0.00
    (B) AFTER ALL DISTRIBUTIONS ARE MADE                                                                                      0.00

5.  (A) POOL SUBORDINATED AMOUNT
                                                                                                                     10,300,000.00
    (B) POOL SPECIFIED SUBORDINATED AMOUNT

    (C) POOL AVAILABLE MAXIMUM SUBORDINATED AMOUNT                                                                   10,365,776.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                                                                            1,785,282.74
    # OF LOANS                                                                                                                 122

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                                                                      158,228.71

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                                                                      353,040.33

9.  AMOUNT OF INTEREST RECEIVED                                                                                       1,944,991.95

10.  (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
            THE DETERMINATION DATE
             MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
              ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                                                                 104,509.88

       (B)  AMOUNT OF COMPENSATING INTEREST                                                                                 424.06

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  AMOUNT OF REALIZED LOSSES DURING
       THE DUE PERIOD                                                                                                         0.00

13. CLASS AH REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                                 662,853.88
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                              3,379,434.11

         TOTAL CLASS AH REMITTANCE AMOUNT                                                                             4,042,287.99

      CLASS MH-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                                  78,634.96
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                                      0.00

         TOTAL CLASS MH-1 REMITTANCE AMOUNT                                                                              78,634.96

      CLASS MH-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                           74,049.97
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                               0.00

         TOTAL CLASS MH-2 REMITTANCE AMOUNT                                                                               74,049.97

      CLASS BH-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                           73,208.55
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                               0.00

         TOTAL CLASS BH-2 REMITTANCE AMOUNT                                                                               73,208.55

    AGGREGATE REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                          888,747.36
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                       3,379,434.11

         TOTAL REMITTANCE AMOUNT                                                                                       4,268,181.47

    CLASS AH INTEREST CARRYFORWARD AMOUNT                                                                                     0.00
    CLASS MH-I INTEREST CARRYFORWARD AMOUNT                                                                                   0.00
    CLASS MH-2 INTEREST CARRYFORWARD AMOUNT                                                                                   0.00
    CLASS BH INTEREST CARRYFORWARD AMOUNT                                                                                     0.00

14. (A) THE REIMBURSABLE AMOUNTS                                                                                              0.00
      (B) CLASS X REMITTANCE AMOUNT PAYABLE
          PURSUANT TO SECTION 6.08(d)(z)(xix)                                                                                 0.00

15.(A) CLASS AH PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION                                                                    144,940,909.91
            OF REALIZED LOSSES

      (B) CLASS MH-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION                                                                     16,750,000.00
            OF REALIZED LOSSES

      (C) CLASS MH-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION                                                                     15,250,000.00
            OF REALIZED LOSSES

      (D) CLASS BH PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION                                                                     12,750,000.00
            OF REALIZED LOSSES

    (E) TOTAL POOL PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION                                                                    189,690,909.91

            OF REALIZED LOSSES

16. (A) MONTHLY EXCESS SPREAD PERCENTAGE                                         100.00%

    (B) EXCESS SPREAD                                                      1,157,536.63

    (C) REMAINDER EXCESS SPREAD AMOUNT                                             0.00

17. CUMULATIVE REALIZED LOSSES                                                     0.00

18. (A) WEIGHTED AVERAGE MATURITY                                               228.054

    (B) WEIGHTED AVERAGE INTEREST RATE                                           13.036%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                              37,327.15

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                            37,327.15

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT                          3,217.84

    (D) FHA PREMIUM ACCOUNT                                                   12,768.59

    (E) TRUST ADMINISTRATOR FEE                                                2,363.25

    (F) FHA CUSTODIAN FEE                                                         81.49

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
      SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                                    0.00
           (B) SECTION 5.04 (c)                                                    0.00
           (C) SECTION 5.04 (d)(ii)                                                0.00
           (D) SECTION 5.04 (e)                                                    0.00
           (E) SECTION 5.04 (f)(i)                                            74,654.30

21. CLASS AH POOL FACTOR (I-5):
    CURRENT CLASS AH PRINCIPAL BALANCE          144,940,909.91               0.93359684
    ORIGINAL CLASS AH PRINCIPAL BALANCE         155,250,000.00

    CLASS MH-1 POOL FACTOR (I-5):
    CURRENT CLASS MH-1 PRINCIPAL BALANCE         16,750,000.00               1.00000000
    ORIGINAL CLASS MH-1 PRINCIPAL BALANCE        16,750,000.00

    CLASS MH-2 POOL FACTOR (I-5):
    CURRENT CLASS MH-2 PRINCIPAL BALANCE         15,250,000.00               1.00000000
    ORIGINAL CLASS MH-2 PRINCIPAL BALANCE        15,250,000.00

    CLASS BH POOL FACTOR (I-5):
    CURRENT CLASS BH PRINCIPAL BALANCE           12,750,000.00               1.00000000
    ORIGINAL CLASS BH PRINCIPAL BALANCE          12,750,000.00

    POOL  FACTOR:
    CURRENT POOL PRINCIPAL BALANCE              189,690,909.91               0.94845455
    ORIGINAL POOL  PRINCIPAL BALANCE            200,000,000.00

22.  (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                      13.036%

     (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                        14.586%

     (C) WEIGHTED AVERAGE CLASS AH, CLASS MH-1
         CLASS MH-2 AND CLASS BH
         ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                      5.73732%

                                                                        ------------------------------------
     (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                             10/31/98           11/30/98
                                                                        ------------------------------------
                                                                                 13.033%            13.036%

 23. CLASS AH REMITTANCE RATE                                                        5.54781%
     CLASS MH-1 REMITTANCE RATE                                                      5.82781%
     CLASS MH-2 REMITTANCE RATE                                                      6.02781%
     CLASS BH REMITTANCE RATE                                                        7.12781%

     IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
     LIBOR PLUS MARGIN FOR CLASS AH
                    CLASS MH-1
                    CLASS MH-2
                    CLASS BH

 24. LIBOR RATE                                                                      5.27781%

 25. NET FUNDS CAP

 26. (A) IF THE REMITTANCE RATE IS BASED ON NET FUNDS CAP
         AMOUNT OF SUPPLEMENTAL PAYMENT FOR CLASS AH                                    0.00
                                  CLASS MH-1                                            0.00
                                  CLASS MH-2                                            0.00
                                  CLASS BH                                              0.00

     (B) CLASS AH CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER
         CLASS MH-1 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER
         CLASS MH-2 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER
         CLASS BH CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER


 27. (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
         INTEREST CARRYOVER FOR CLASS AH                                                0.00
                    CLASS MH-1                                                          0.00
                    CLASS MH-2                                                          0.00
                    CLASS BH                                                            0.00

         AGGREGATE DISTRIBUTION ALLOCABLE TO LIBOR INTEREST CARRYOVER AMOUNT            0.00

     (B) CLASS AH LIBOR INTEREST CARRYOVER BALANCE                                      0.00
         CLASS MH-1 LIBOR INTEREST CARRYOVER BALANCE                                    0.00
         CLASS MH-2 LIBOR INTEREST CARRYOVER BALANCE                                    0.00
         CLASS BH LIBOR INTEREST CARRYOVER BALANCE                                      0.00

         AGGREGATE LIBOR INTEREST CARRYOVER BALANCE                                     0.00

28. IS TRIGGER EVENT IN EFFECT                                                           NO

29.     CLASS A PERCENTAGE                                                                  100.00%
        CLASS MH-1 PERCENTAGE                                                                 0.00%
        CLASS MH-2 PERCENTAGE                                                                 0.00%
        CLASS BH PERCENTAGE                                                                   0.00%

30. (A) POOL AGGREGATE APPLIED REALIZED LOSS AMOUNT
        CLASS AH APPLIED REALIZED LOSS AMOUNT                                                 0.00
        CLASS MH-1 APPLIED REALIZED LOSS AMOUNT                                               0.00
        CLASS MH-2 APPLIED REALIZED LOSS AMOUNT                                               0.00
        CLASS BH APPLIED REALIZED LOSS AMOUNT                                                 0.00

    (B) POOL AGGREGATE REALIZED LOSS AMOUNT
        CLASS AH REALIZED LOSS AMOUNT                                                         0.00
        CLASS MH-1 REALIZED LOSS AMOUNT                                                       0.00
        CLASS MH-2 REALIZED LOSS AMOUNT                                                       0.00
        CLASS BH REALIZED LOSS AMOUNT                                                         0.00

    (C) POOL AGGREGATE UNPAID REALIZED LOSS AMOUNT
        CLASS AH UNPAID REALIZED LOSS AMOUNT                                                  0.00
        CLASS MH-1 UNPAID REALIZED LOSS AMOUNT                                                0.00
        CLASS MH-2 UNPAID REALIZED LOSS AMOUNT                                                0.00
        CLASS BH UNPAID REALIZED LOSS AMOUNT                                                  0.00

31. ACCELERATED PRINCIPAL DISTRIBUTION AMOUNT                                                 0.00

32. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
        FOR THE DUE PERIOD                                                               12,768.59
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
        CERTIFICATE INSURER FROM THE FHA ACCOUNT PUSUANT TO 6.06(b)(i)                      661.86


33. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
        RECEIVED DURING THE DUE PERIOD                                                        0.00

34. THE RESERVE AMOUNT FOR THE DUE PERIOD                                            20,000,000.00

35. CLAIMS FILED DURING THE DUE PERIOD                                                        0.00

36. CLAIMS PAID DURING THE PERIOD                                                             0.00

37. CLAIMS DENIED BY FHA DURING THE DUE PERIOD                                                0.00

38. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                       0.00

39. NUMBER OF ALL DEFAULTED MORTGAGE LOANS PURCHACHED DURING THE DUE PERIOD
    PRINCIPAL BALANCE OF ALL  DEFAULTED MORTGAGE LOANS PURCHACHED DURING THE DUE PERIOD
      CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                         0.00

                                   EXHIBIT O
                 REMIC DELINQUENCIES AS OF -NOVEMBER 30, 1998

HOME              OUTSTANDING          #
IMPROVEMENT       DOLLARS              ACCOUNTS    RANGES            AMOUNT           NO      PCT
1998-I            $193,282,927.44      9,990        1 TO 29 DAYS     26,201,426.44    1,349   1 3.56%
                                                   30 TO 59 DAYS      2,721,870.35      141     1.41%
                                                   60 TO 89 DAYS      1,480,027.82       77     0.77%
                                                   90 AND OVER          753,739.83       44     0.39%

                                                   FORECLOSURE                0.00        0     0.00%
                                                   REO PROPERTY               0.00        0     0.00%


                                                         TOTALS     $31,157,064.44    1,611    16.12%
                                                                    ================================

HOME IMPROVEMENT TRUST 1998-I

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the

SUBCLAUSE      CLASS AH  CLASS MH-1  CLASS MH-2  CLASS BH
---------------------------------------------------------
(ii)            955.36    1,000.00    1,000.00  1,000.00

(vi)             11.50        0.00        0.00      0.00

(vii)             1.02        0.00        0.00      0.00

(viii)            2.27        0.00        0.00      0.00


(xiii) (a)        4.27        4.69        4.86      5.74
       (b)       21.77        0.00        0.00      0.00
       (c)        0.00        0.00        0.00      0.00
       (d)        0.00        0.00        0.00      0.00


(xv)            933.60    1,000.00    1,000.00  1,000.00


(xxxv)            0.00        0.00        0.00      0.00